UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 E. 9th Street
Suite 1400
Austin, Texas 78701

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, the stockholders of CrowdStrike Holdings, Inc. (the “Company”) approved, upon the recommendation of the Company’s Board of Directors, an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation at the Annual Meeting of Stockholders (the “Annual Meeting”) on June 17, 2026 to limit the liability of certain officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “Amendment and Restatement”), as described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 5, 2026 (the “Proxy Statement”). On June 22, 2026, the Company filed an Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which became effective immediately upon its filing.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 17, 2026. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on April 24, 2026, the record date for the Annual Meeting, there were 254,536,521 shares of Class A common stock outstanding and entitled to vote. Holders of Class A common stock were entitled to one vote per share on each proposal.

At the Annual Meeting, the Company’s stockholders voted on the following four proposals, each of which is described in more detail in the Proxy Statement. The number of votes cast with respect to each proposal was as indicated below:

1.	Election of Class I Directors. The following nominees were elected to serve as Class I directors until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Johanna Flower	131,014,818	39,026,380	39,947,114
Denis J. O’Leary	104,319,861	65,721,337	39,947,114

2.	Ratification of Selection of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 31, 2027 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
207,551,102	1,434,320	1,002,890	N/A

3.	Approval of an Amendment and Restatement of Our Amended and Restated Certificate of Incorporation to Limit Officer Liability as Permitted by Delaware Law. The Amendment and Restatement was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,387,962	24,713,003	940,233	39,947,114

4.	Ratification, on an Advisory Basis, of Supermajority Voting Provisions in Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. The supermajority voting provisions were not ratified, on an advisory basis, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,034,816	144,942,474	1,063,908	39,947,114

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of CrowdStrike Holdings, Inc., dated June 22, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: June 22, 2026	/s/ Burt W. Podbere
Burt W. Podbere
Chief Financial Officer